                                                                   EXHIBIT 10.33

                          SECURITIES PURCHASE AGREEMENT


      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of September 30, 1998 by and among ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), with headquarters located at FM 2169, HC 10, Box 116, Junction, Texas 76849, and each of the purchasers (collectively, the "Purchasers") set forth on the execution pages hereof (the "Execution Pages").

      WHEREAS:

      A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

      B. The Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, up to 1,500 units (the "Units"), each Unit consisting of (i) one share of the Company's Series A Convertible Preferred Stock, par value $1.00 per share (the "Preferred Shares"), convertible into shares of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), (ii) a Series X Warrant, in the form attached hereto as Exhibit B-1 (the "Series X Warrant"), to acquire 555 shares of Common Stock and (iii) a Series Y Warrant, in the form attached hereto as Exhibit B-2 (the "Series Y Warrant" and, together with the Series X Warrant, the "Warrants"), to acquire 205 shares of Common Stock. The rights, preferences and privileges of the Preferred Shares, including the terms upon which such Preferred Shares are convertible into shares of Common Stock, are set forth in the form of Certificate of Designations, Rights and Preferences attached hereto as Exhibit A (the "Certificate of Designation"). The shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the Certificate of Designation are referred to herein as the "Conversion Shares" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares." The Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security."

      C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

      NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.    PURCHASE AND SALE OF UNITS

            a. Purchase of Units. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in
      Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, that number of Units set forth on such Purchaser's Execution Page hereto. The purchase price (the "Purchase Price") per Unit shall be equal to One Thousand Dollars ($1,000). Each Purchaser's obligation to purchase Units hereunder is distinct and separate from the other Purchasers' obligation to purchase Units and no Purchaser shall be required to purchase hereunder more than the number of Units set forth on such Purchaser's Execution Page hereto notwithstanding any failure by the other Purchasers to purchase Units hereunder.

            b. Form of Payment. On the Closing Date, each Purchaser shall pay the aggregate Purchase Price of the Units being purchased by such Purchaser hereunder in the manner set forth on Schedule 1(b), which manner will either be by (i) surrendering promissory notes of the Company payable to the Purchasers (the "Notes") or (ii) wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, in each case, against delivery of the duly executed certificates representing the Preferred Shares and duly executed Warrants being purchased by such Purchaser and the Company shall deliver such certificates and Warrants against delivery of such aggregate Purchase Price.

            c. Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Units pursuant to this Agreement (the "Closing") shall be 12:00 noon, New York City time, on November 2, 1998, or such other time as may be mutually agreed upon by the parties (the "Closing Date"). The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania 19102.

2.    PURCHASERS' REPRESENTATIONS AND WARRANTIES

      Each Purchaser severally represents and warrants to the Company as follows:

            a. Investment Purpose. The Purchaser is purchasing the Securities for the Purchaser's own account for investment purposes and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

            b. Accredited Investor Status. The Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

            c. Reliance on Exemptions. The Purchaser understands that the Units are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

            d. Information. The Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been specifically requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that its investment in the Units involves a high degree of risk.

            e. Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units.

            f. Transfer or Resale. The Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of the Purchaser; and
      (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

            g. Legends. The Purchaser understands that the certificates for the Preferred Shares and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144, the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

            The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which such legend is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or
      (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any certificate(s) and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser the Company may require that the above legend be placed on any such Security and the Purchaser shall cooperate in the prompt replacement of such legend. Such legend shall be removed when such Security may be sold pursuant to an effective registration statement or sold under Rule 144.

            h. Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their terms.

            i. Residency. The Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on the Execution Page hereto executed by such Purchaser.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company represents and warrants to each Purchaser as follows:

            a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as it is now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities,
      (ii) the ability of the Company to perform its obligations hereunder and under the Certificate of Designation, the Warrants or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

            b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Units in accordance with the terms hereof and to issue Conversion Shares upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms of such Warrants; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors or its stockholders is required (under the rules promulgated by the National Association of Securities Dealers ("NASD") or otherwise); (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Warrants and the Registration Rights Agreement, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

            c. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance pursuant hereto is set forth on Schedule 3(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Preferred Shares, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the obligation of the Company to issue the Conversion Shares in accordance with the terms of the Certificate of Designation and the Warrant Shares in accordance with the terms of the Warrants and except as disclosed in Schedule 3(c), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule 3(c), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement, the Certificate of Designation or the Warrants. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

            d. Issuance of Shares. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability on the holders thereof. The Conversion Shares and Warrant Shares are duly authorized and, on and after January 15, 1999 will be reserved for issuance, and, upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

            e. No Conflicts. The execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company, the performance by the Company of its obligations under the Certificate of Designation, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, Warrants, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause
      (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights Agreement or to perform its obligations under the Certificate of Designation, in each case in accordance with the terms hereof or thereof. Except as disclosed in
      Schedule 3(e), the Company is not in violation of the listing requirements of The Nasdaq Smallcap Market ("NASDAQ") and the Company does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

            f. SEC Documents, Financial Statements. Since December 31, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and after December 31, 1995, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Purchasers true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

            g. Absence of Certain Changes. Since December 31, 1997, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(g) or in the SEC Documents filed prior to the date hereof.

            h. Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which will have a Material Adverse

      Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

            i. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

            j. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            k. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchasers pursuant to
      Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

            l. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each of the Purchasers is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to each Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

            m. Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

            n. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

            o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

            p. Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby except for dealings with The Zanett Securities Corporation, whose commissions and fees will be paid by the Company.

            q. Tax Status. Except as set forth in the SEC Documents filed prior to the date hereof or on Schedule 3(q), the Company and each of its subsidiaries has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

            r. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(r) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            s. Absence of Events of Default. No Event of Default (as defined in the Notes) and no event which, with the giving of notice or the passage of time or both, would become an Event of Default, has occurred and is continuing.

4.    COVENANTS.

            a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

            b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.

            c. Reporting Status. So long as any Purchaser owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

            d. Use of Proceeds. The Company shall use the proceeds from the sale of the Units to repay $400,000 aggregate principal amount of Notes and as otherwise set forth on Schedule 4(d).

            e. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and
      (ii) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries.

            f. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith, subject to and as otherwise required by the Certificate of Designation and the Warrants.

            g. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all of the Conversion Shares and Warrant Shares. The Company will take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ, the Nasdaq National Market ("NNM"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchanges and the NASD, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NNM, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Securities are outstanding. The Company shall promptly provide to the Purchasers copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

            h. Corporate Existence. So long as a Purchaser owns any Securities, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Certificate of Designation, the Warrants and the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NNM, NYSE or AMEX.

            i. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than pursuant to this Agreement and the Registration Rights Agreement) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

            j. Production Milestones. The Company shall use its best efforts to ensure that the following production milestones are achieved:

                  (i) The Company shall transfer its paint production operations from its Junction, Texas facility to its Springdale, Arkansas facility on or before November 1, 1998, so as to have available two production lines as its Junction, Texas facility for the Weyerhauser project.

                  (ii) So long as the new 6" air system at its Springdale,
            Arkansas facility is operational at such time, the Company shall start up one mixer on the second Springdale line by November 15, 1998 and the full line by January 1, 1999.

                  (iii) The Company shall install two large mixers to the deck line at its Junction, Texas facility on or before January 1, 1999.

                  (iv) The Company shall install Line 6 or a third line at its
            Springdale, Arkansas facility and such line shall be operational on or before April 1, 1999.

                  (v) The Company's production of internal plastic LDPE shall exceed 30,000 pounds per day on or before January 1, 1999.

5.    TRANSFER AGENT INSTRUCTIONS.

            a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company. To the extent and during the periods provided in Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in
      Section 2(g) of this Agreement.

            b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Conversion Shares or Warrant Shares prior to registration of the Conversion Shares and Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

            c. If a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or a Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Units to a Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

            a. The applicable Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

            b. The applicable Purchaser shall have delivered the Purchase Price for the Units being purchased by it in accordance with Section 1(b) above.

            c. The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

            d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.    CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

      The obligation of each Purchaser hereunder to purchase the Units to be purchased by it hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Purchaser's sole benefit and may be waived by such Purchaser at any time in the Purchaser's sole discretion:

            a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

            b. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to such Purchaser.

            c. The Company shall have delivered to such Purchaser the duly executed Warrants and certificates representing the Preferred Shares being purchased by such Purchaser (in such denominations as such Purchaser shall request) in accordance with Section 1(b) above.

            d. The Common Stock shall be authorized for quotation on the NASDAQ and trading in the Common Stock (or the NASDAQ generally) shall not have been suspended by the SEC or the NASDAQ.

            e. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

            f. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            g. Such Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit D attached hereto.

            h. The Company shall have delivered evidence reasonably satisfactory to the Purchasers that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit E.

            i. No material adverse change or development in the business, operations, properties, prospects, financial condition, or results of operations of the Company shall have occurred since the date hereof.

            j. The Company shall have delivered to each of those Purchasers surrendering Notes as Payment of the Purchase Price and those Purchasers whose Notes are being repaid in accordance with Section 4(d) hereof, certificates representing shares of Common Stock such that the accrued and unpaid interest on all such Notes is paid in full in accordance with the terms of such Notes.

8.    GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the City of New York in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

            b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

            c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            e. Entire Agreement; Amendments. This Agreement and the other agreements and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

          f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Advanced Environmental Recycling
                    Technologies, Inc.
                  FM 2169
                  HC 10, Box 116
                  Junction, Texas 76849
                  Telecopy: (915) 446-3864
                  Attention: Chief Executive Officer

                  With a copy to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  1500 NationsBank Plaza
                  300 Convent Street
                  San Antonio, Texas   78205
                  Telecopy: (210) 224-2035
                  Attention: Pat Ryan, Esq.

            If to a Purchaser, to the address set forth under such Purchaser's name on the signature page hereto executed by the Purchaser.

            Each party shall provide notice to the other parties of any change in address.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, any Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit a Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee.

            h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchasers. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies a Purchaser may have under applicable federal or state securities laws.

            j. Publicity. The Company and each Purchaser shall have the right to review before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release which does not name the Purchasers or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

            k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            l. Termination. In the event that the Closing Date shall not have occurred on or before November 9, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

            m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

            n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that a Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

            o. "Trading day" and "business day" shall mean any day on which the New York Stock Exchange is open for trading.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
   Name: Joe G. Brooks
   Title: President

By:/s/ Steve Brooks
   ---------------------------------
   Name: Steve Brooks
   Title: Chief Executive Officer


PURCHASER:

ZANETT LOMBARDIER, LTD.


By:/s/ Gianluca Cicogna
   --------------------------
Name: Gianluca Cicogna
     ------------------------
Title: Director
      -----------------------

RESIDENCE:
          -------------------
ADDRESS:

            Zanett Lombardier, Ltd.
            c/o Bank Julius Baer
            Kirk House, P.O. Box 1100
            Grand Cayman, Cayman Islands
            British West Indies
            Telecopy: (809) 949-0993
            Attention: Peter Goulden



SUBSCRIPTION AMOUNT:

NUMBER OF UNITS                                             275
                                                           ----
PURCHASE PRICE ($1,000 per Unit)                                $275,000
                                                                --------

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
      Name: Joe G. Brooks
      Title: President

By:/s/ Steve Brooks
   ---------------------------------
      Name: Steve Brooks
      Title: Chief Executive Officer

PURCHASER:

HARLOW ENTERPRISES, INC.

By: /s/ Elayne Murphy
   -----------------------------
Name: Elayne Murphy
     ---------------------------
Title: Authorized Representative
      --------------------------

RESIDENCE:

ADDRESS:





      Telecopy:
      Attention:

SUBSCRIPTION AMOUNT:

NUMBER OF UNITS                                             25
                                                           ---
PURCHASE PRICE ($1,000 per Unit)                                $25,000
                                                                -------

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
      Name: Joe G. Brooks
      Title: President

By:/s/ Steve Brooks
   ---------------------------------
      Name: Steve Brooks
      Title: Chief Executive Officer


PURCHASER:

PARKLAND LIMITED

By: /s/ Raymond O'Reilly
   -----------------------------
Name: Raymond O'Reilly
     ---------------------------
Title: Director
      --------------------------





RESIDENCE:

ADDRESS:






      Telecopy:
      Attention:


SUBSCRIPTION AMOUNT:

NUMBER OF UNITS                                             25
                                                           ---
PURCHASE PRICE ($1,000 per Unit)                                $25,000
                                                                -------

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
      Name: Joe G. Brooks
      Title: President

By:/s/ Steve Brooks
   ---------------------------------
      Name: Steve Brooks
      Title: Chief Executive Officer

PURCHASER:

/s/ Samuel L. Milbank
-------------------------------
SAMUEL L. MILBANK



RESIDENCE:

ADDRESS:    c/o The Zanett Securities Corporation
            Tower 49 - 31st Floor
            12 East 49th Street
            New York, New York 10017
            Telecopy: (212) 343-2121
            Attention: Mr. Samuel L. Milbank


SUBSCRIPTION AMOUNTS:

NUMBER OF UNITS                                             15
                                                           ---
PURCHASE PRICE ($1,000 per Unit)                                $15,000
                                                                -------

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
      Name: Joe G. Brooks
      Title: President

By:/s/ Steve Brooks
   ---------------------------------
      Name: Steve Brooks
      Title: Chief Executive Officer

PURCHASER:

/s/ Bruno Guazzoni
-------------------------------
BRUNO GUAZZONI




RESIDENCE:

ADDRESS:    c/o The Zanett Securities Corporation
            Tower 49 - 31st Floor
            12 East 49th Street
            New York, New York 10017
            Telecopy: (212) 343-2121
            Attention: Mr. Claudio Guazzoni


SUBSCRIPTION AMOUNT:

NUMBER OF UNITS                                             310
                                                           ----
PURCHASE PRICE ($1,000 per Unit)                                $310,000
                                                                --------

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
      Name: Joe G. Brooks
      Title: President

By:/s/ Steve Brooks
   ---------------------------------
      Name: Steve Brooks
      Title: Chief Executive Officer


PURCHASER:

GOLDMAN SACHS PERFORMANCE PARTNERS (OFFSHORE), L.P.
By:   Commodities Corporation LLC, its general partner

By:/s/ Karen M. Judge
   -----------------------------
Name: Karen M. Judge
     ---------------------------
Title:Vice President
      --------------------------




RESIDENCE:  Cayman Islands

ADDRESS:          P.O. Box 309
                  South Church Street
                  George Town, Grand Cayman
                  Cayman Islands

with copies of all notices to:

                  c/o Commodities Corporation LLC
                  701 Mount Lucas Road
                  CN 850
                  Princeton, NJ 08540


SUBSCRIPTION AMOUNTS:

NUMBER OF UNITS                                          380.80
                                                         ------
PURCHASE PRICE ($1,000 per Unit)                                $380,800
                                                                --------

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

ADVANCED ENVIRONMENTAL RECYCLING
   TECHNOLOGIES, INC.

By:/s/ Joe G. Brooks
   ---------------------------------
      Name: Joe G. Brooks
      Title: President

By:/s/ Steve Brooks
   ---------------------------------
      Name: Steve Brooks
      Title: Chief Executive Officer


PURCHASER:

GOLDMAN SACHS PERFORMANCE PARTNERS, L.P.
By:   Commodities Corporation LLC, its general partner

By:/s/ Karen M. Judge
   -----------------------------
Name: Karen M. Judge
     ---------------------------
Title:Vice President
      --------------------------

RESIDENCE:  Delaware

ADDRESS:          c/o Commodities Corporation LLC
                  701 Mount Lucas Road
                  CN 850
                  Princeton, NJ 08540


SUBSCRIPTION AMOUNTS:

NUMBER OF UNITS                                          469.20
                                                         ------
PURCHASE PRICE ($1,000 per Unit)                                $469,200
                                                                --------